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                                                                      EXHIBIT 24

                          THE WILLIAMS COMPANIES, INC.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that each of the undersigned individuals, in their capacity as a director or officer, or both, as hereinafter set forth below their signature, of THE WILLIAMS COMPANIES, INC., a Delaware corporation ("Williams"), does hereby constitute and appoint WILLIAM C. VON GLAHN, DAVID M. HIGBEE and SHAWNA L. BARNARD their true and lawful attorneys and each of them (with full power to act without the others) their true and lawful attorneys for them and in their name and in their capacity as a director or officer, or both, of Williams, as hereinafter set forth below their signature, to sign a registration statement on Form S-4 for the registration under the Securities Act of 1933, as amended, of shares of Common Stock of Williams issuable pursuant to the terms and provisions of the Agreement and Plan of Merger, dated as of November 23, 1997, among The Williams Companies, Inc., TML Acquisition Corporation and MAPCO Inc., together with associated Preferred Stock purchase rights, and any and all amendments and post-effective amendments to said registration statement and any and all instruments necessary or incidental in connection therewith; and

     THAT the undersigned Williams does hereby constitute and appoint WILLIAM G. VON GLAHN, DAVID M. HIGBEE and SHAWNA L. BARNARD its true and lawful attorneys and each of them (with full power to act without the others) its true and lawful attorney for it and in its name and on its behalf to sign said registration statement and any and all amendments and post-effective amendments thereto and any and all instruments necessary or incidental in connection therewith.

     Each of said attorneys shall have full power of substitution and resubstitution, and said attorneys or any of them or any substitute appointed by any of them hereunder shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully to all intents and purposes as each of the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys or any of them or of any such substitute pursuant hereto.

     IN WITNESS WHEREOF, the undersigned have executed this instrument, all as of the 13th day of January, 1998.

           /s/ KEITH E. BAILEY                                 /s/ JACK D. MCCARTHY
------------------------------------------          ------------------------------------------
             Keith E. Bailey                                     Jack D. McCarthy
          Chairman of the Board,                              Senior Vice President
              President and                               (Principal Financial Officer)
         Chief Executive Officer
      (Principal Executive Officer)

                             /s/ GARY R. BELITZ
              ---------------------------------------------------
                                 Gary R. Belitz
                                   Controller
                         (Principal Accounting Officer)
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
             /s/ GLENN A. COX                                /s/ THOMAS H. CRUIKSHANK
------------------------------------------          ------------------------------------------
               Glenn A. Cox                                    Thomas H. Cruikshank
                 Director                                            Director

         /s/ PATRICIA L. HIGGINS                                 /s/ W. R. HOWELL
------------------------------------------          ------------------------------------------
           Patricia L. Higgins                                     W. R. Howell
                 Director                                            Director

         /s/ ROBERT J. LAFORTUNE                                /s/ JAMES C. LEWIS
------------------------------------------          ------------------------------------------
           Robert J. LaFortune                                    James C. Lewis
                 Director                                            Director

         /s/ JACK A. MACALLISTER                               /s/ PETER C. MEINIG
------------------------------------------          ------------------------------------------
           Jack A. MacAllister                                   Peter C. Meinig
                 Director                                            Director

              /s/ KAY A. ORR                                   /s/ GORDON R. PARKER
------------------------------------------          ------------------------------------------
                Kay A. Orr                                       Gordon R. Parker
                 Director                                            Director

                           /s/ JOSEPH H. WILLIAMS
              ---------------------------------------------------
                               Joseph H. Williams
                                    Director

                                               THE WILLIAMS COMPANIES, INC.

                                          By /s/  WILLIAM G. VON GLAHN
                                            ------------------------------------
                                                    William G. von Glahn
                                                   Senior Vice President
ATTEST:

      /s/ DAVID M. HIGBEE
-----------------------------------
          David M. Higbee
             Secretary
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                   [THE WILLIAMS COMPANIES, INC. LETTERHEAD]

     I, the undersigned, DAVID M. HIGBEE, Secretary of THE WILLIAMS COMPANIES, INC., a Delaware company (hereinafter called the "Company"), do hereby certify that at a meeting of the Board of Directors of the Company, duly convened and held on November 23, 1997, at which a quorum of said Board was present and acting throughout, the following resolution was duly adopted:

          RESOLVED that the form of power of attorney submitted to this meeting for use in connection with the execution and filing for and on behalf of the Company of a Registration Statement on Form S-4, and any amendments or supplements thereto is hereby approved and the Chairman of the Board, the President or any Vice President of the Company be, and hereby is, authorized to execute said power of attorney in the form so presented by, for and on behalf of the Company.

     I further certify that the foregoing resolution has not been modified, revoked or rescinded and is in full force and effect.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of THE WILLIAMS COMPANIES, INC., this 20th day of January, 1998.

                                                  /s/ DAVID M. HIGBEE
                                          --------------------------------------
                                                     David M. Higbee
                                                        Secretary

[CORPORATE SEAL]